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                                                                    Exhibit 10.8






                          REGISTRATION RIGHTS AGREEMENT



         REGISTRATION RIGHTS AGREEMENT (the "AGREEMENT") dated as of February, 1999, between PepsiCo, Inc., a North Carolina corporation ("PEPSICO"), and The Pepsi Bottling Group, Inc., a Delaware corporation (the "COMPANY").

         WHEREAS, pursuant to a Separation Agreement dated as of _________, 1999 (the "SEPARATION AGREEMENT"), by and between PepsiCo and the Company, and the initial public offering (the "OFFERING") contemplated by the Separation Agreement, the common stock, par value $.01 per share (the "COMMON STOCK") of the Company will become publicly traded; and

         WHEREAS, the parties hereto desire to set forth the rights of the Holders (as hereinafter defined) and the obligations of the Company with respect to the registration of Shares (as hereinafter defined) under the Securities Act of 1933, as amended (the "SECURITIES ACT");

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants, representations, warranties and agreements contained herein, the parties hereto hereby agree as follows:

                                    ARTICLE I

                               CERTAIN DEFINITIONS

         Section 1.1. DEFINED TERMS. In addition to terms defined elsewhere in this Agreement, as used in this Agreement the following capitalized terms have the respective meanings set forth below:

         "AFFILIATE" shall mean, with respect to any person, any other person who directly or indirectly through one or more intermediaries controls or is controlled by or is under common control with such person. For the purposes of this definition, "CONTROL" when used with respect to any particular person, means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "CONTROLLING" and "CONTROLLED" have meanings correlative to the foregoing.

         "BLACKOUT PERIOD" shall have the meaning assigned to such term in
Section 2.1(b).

         "BOARD" shall mean the board of directors of the Company.

         "CLAIMS" shall have the meaning assigned to such term in
Section 2.6(a).


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         "DEMAND PERIOD" shall have the meaning assigned to such term in
Section 2.1(a).

         "DEMAND REGISTRATION" shall have the meaning assigned to such term in
Section 2.1(a).

         "DEMAND REQUEST" shall have the meaning assigned to such term in
Section 2.1(a).

         "EFFECTIVE PERIOD" shall have the meaning assigned to such term in
Section 2.4(a)(iii).

         "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

         "HOLDERS" shall mean collectively, PepsiCo and its subsidiaries and affiliates who from time to time own Shares; each of such entities separately is sometimes referred to as a "Holder."

         "INSPECTORS" shall have the meaning assigned to such term in
Section 2.4(a)(iv).

         "MAXIMUM NUMBER" shall have the meaning assigned to such term in
Section 2.2(b).

         "OTHER HOLDER" shall mean a holder of Shares other than PepsiCo and its subsidiaries and affiliates.

         "PERSON" shall mean any individual, corporation, company, partnership, limited liability company, joint venture, trust, group (as such term is used in Rule 13d-5 under the Exchange Act), business association, government or political subdivision thereof, governmental body or other entity.

         "PIGGY-BACK REGISTRATION" shall have the meaning assigned to such term in Section 2.2(a).

         "PIGGY-BACK REQUEST" shall have the meaning assigned to such term in
Section 2.2(a).

         "RECORDS" shall have the meaning assigned to such term in
Section 2.4(a)(iv).

         "REGISTERED SHARES" shall have the meaning assigned to such term in
Section 2.4(a)(xviii).

         "REGISTRATION" shall have the meaning assigned to such term in
Section 2.2(a)

         "REGISTRATION EXPENSES" shall have the meaning assigned to such term in
Section 2.5.

         "SEC" shall mean the United States Securities and Exchange Commission or any other United States federal agency at the time administering the Securities Act or the Exchange Act, whichever is the relevant statute.

         "SHARES" shall mean shares of the Company's Common Stock (other than shares of Class B Common Stock), including shares of Common Stock issued as a result of a stock split, stock dividend or recapitalization.

         Section 1.2. GENERAL. Unless the context otherwise requires, references in this Agreement to any "SECTION" or "ARTICLE" shall mean a section or article of this Agreement, as the case may be, and the terms "HEREOF," "HEREUNDER" and "hereto" and words of similar meaning shall mean this Agreement in its entirety and not any particular provisions of this Agreement. Unless the context otherwise requires, the terms defined herein include the singular as well as the plural.

         Unless the context otherwise requires, each reference herein to the Securities Act, the Exchange Act or Rule 144 (or any other rule, regulation or form promulgated under either such statute) shall be deemed to mean, as of any time, such statute, rule, regulation or form as then in effect, after all amendments thereto, or, if not then in effect, any successor statute, rule, regulation or form as then in effect, after all amendments thereto.

         Section 1.3. HEADINGS. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for convenience only, do not constitute a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

                                   ARTICLE II

                               REGISTRATION RIGHTS

         Section 2.1. Demand Registrations. (a) At any time following the OFFERING and prior to a date on which the Company shall have obtained a written opinion of legal counsel reasonably satisfactory to PepsiCo and addressed to the Company and the Holders to the effect that the Shares may be publicly offered for sale in the United States by the Holders without restriction as to manner of sale and amount of securities sold and without registration or other restriction under the Securities Act (such period being the "DEMAND PERIOD"), the Holders shall have the right to require the Company to file a registration statement under the Securities Act in respect of all or a portion of their Shares (so long as such request covers at least 2% of the shares of Common Stock then outstanding), by delivering to the Company written notice stating that such right is being exercised, specifying the number of the Shares to be included in such registration statement and describing the intended method of distribution thereof (a "DEMAND REQUEST"). As promptly as practicable, but in no event later than forty-five (45) days (one hundred twenty (120) days, if the applicable registration form is other than Form S-3) after the Company receives a Demand Request, the Company shall file with the SEC and thereafter use its best efforts to cause to be declared effective, a registration statement (including, without limitation, by means of a shelf registration pursuant to Rule 415 under the Securities Act if so requested and if the Company is then eligible to use


                                      -3-

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such a registration)(a "DEMAND REGISTRATION") providing for the registration of such number of Shares as the Holders shall have demanded be registered for distribution in accordance with their intended method of distribution.

         (b) Anything in this Agreement to the contrary notwithstanding, the Company shall be entitled to postpone and delay, for a reasonable period of time, not to exceed one hundred twenty (120) days in the case of clauses (i) and
(ii) below, or sixty (60) days in the case of clause (iii) below (each a "BLACKOUT PERIOD"), the filing of any Demand Registration if the Company shall determine that any such filing or the offering of any Shares would (i) in the good faith judgment of the Board, materially impede, delay or otherwise interfere with any pending or contemplated material acquisition, corporate reorganization or other similar material transaction involving the Company, (ii) based upon advice from the Company's investment banker or financial advisor, materially adversely affect any pending or contemplated financing or offering or sale of any class of securities by the Company, or (iii) in the good faith judgment of the Board require premature disclosure of material non-public information (other than information relating to an event described in clause (i) or (ii) of this subsection (b)) which, if disclosed at such time, would be materially harmful to the interests of the Company and its stockholders; PROVIDED, HOWEVER, that in the case of a Blackout Period pursuant to clause (i) or (ii) above, the Blackout Period shall earlier terminate upon the completion or abandonment of the relevant securities offering or material sale, financing, acquisition, corporate reorganization or other similar material transaction; and PROVIDED, FURTHER, that in the case of a Blackout Period pursuant to clause
(iii) above, the Company shall give written notice of its determination to postpone or delay the filing of any Demand Registration and in the case of clause (iii) above, the Blackout Period shall earlier terminate upon public disclosure by the Company of such material non-public information or such time as such material non-public information shall be publicly disclosed without breach by any Holder; and PROVIDED, FURTHER, that in the case of a Blackout Period pursuant to clause (i), (ii) or (iii) above, the Company shall furnish to each Holder a certificate of an executive officer of the Company to the effect that an event permitting a Blackout Period has occurred and to the extent practicable, an approximation of the period of the anticipated delay. Notwithstanding anything herein to the contrary, the Company shall not exercise pursuant to clause (i) and (ii) of the preceding sentence the right to postpone or delay the filing of any Demand Registration more than once in any twelve (12) month period or more than twice pursuant to clause (iii) of the preceding sentence in any twelve (12) month period. Upon notice by the Company to the Holders of any such determination, each of the Holders covenants that it shall keep the fact of any such notice strictly confidential, and, in the case of a Blackout Period pursuant to clause (iii) above or Section 2.1(c) below, promptly halt any offer, sale, trading or transfer by it or any of its Affiliates of any shares for the duration of the Blackout Period set forth in such notice (or until such Blackout Period shall be earlier terminated in writing by the Company) and promptly halt any use, publication, dissemination or distribution of the Demand Registration, each prospectus included therein, and any amendment or supplement thereto by it and any of its Affiliates for the duration of the Blackout Period set forth in such notice (or until such Blackout Period shall be earlier terminated in writing by the Company) and, if so directed by the Company, will deliver to the Company any copies then in such Holder's possession of the prospectus covering such Shares that was in effect at the time of receipt of such notice. After the expiration of any Blackout Period and without further request from the Holders, the Company shall effect the filing of the


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relevant Demand Registration and shall use its best efforts to cause any such
Demand Registration to be declared effective as promptly as practicable unless the Holders shall have, prior to the effective date of such Demand Registration, withdrawn in writing their initial request.

         (c) Anything in this Agreement to the contrary notwithstanding, in case a Demand Registration has been filed, if a transaction of the type specified in
Section 2.1(b)(i) has occurred, the Company may cause such Demand Registration to be withdrawn and its effectiveness terminated or may postpone amending or supplementing such Demand Registration for a reasonable period of time, not to exceed the Blackout Period applicable to Section 2.1(b)(i).

         (d) The Holders may withdraw a Demand Request in their discretion or in circumstances including, but not limited to, the following: if (i) the Company is in material breach of its obligations hereunder and has not cured such breach after having received notice thereof and a reasonable opportunity to do so or
(ii) the withdrawal occurs during a Blackout Period.

         (e) The Company may elect to include in any registration statement filed pursuant to this Section 2.1 any Shares to be issued by it or held by any of its subsidiaries or by any Other Holders only to the extent such Shares are offered and sold pursuant to, and on the terms and subject to the conditions of, any underwriting agreement or distribution arrangements entered into or effected by the Holders and only to the extent the managing underwriter thereof does not reasonably and in good faith advise the Holders prior to the consummation of any Demand Registration that the inclusion in such registration statement of any such Common Stock to be issued by the Company or sold by any of its subsidiaries or any Other Holder will not create a substantial risk that the price per share of Common Stock that the Holders will derive from such Demand Registration will be adversely affected or that the number of Shares sought to be registered (including any Shares sought to be registered at the request of the Company and any Other Holder and those sought to be registered by the Holders) is a greater number than can reasonably be sold.

         (f) The managing underwriter or underwriters for any Demand Registration shall be selected by PepsiCo, PROVIDED THAT such managing underwriter or underwriters shall be of recognized national standing, and such underwriters' commissions shall be reasonably satisfactory to the Company.

         Section 2.2. "PIGGY-BACK" REGISTRATIONS. (a) If, at any time following the Offering, the Company proposes to register any Shares under the Securities Act on a registration statement on Form S-1, Form S-2 or Form S-3 (or any equivalent general registration form then in effect) for purposes of a primary offering, secondary offering or combined offering of Shares, the Company shall give prompt written notice to all Holders of its intention to do so. Such notice shall specify, at a minimum, the number of shares of Shares so proposed to be registered, the proposed date of filing of such registration statement, any proposed means of distribution of such Shares, any proposed managing underwriter or underwriters of such offering and a good faith estimate by the Company of the proposed maximum offering price thereof, as such price is proposed to appear on the facing page of such registration statement. Upon the written direction of any Holder (a


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"PIGGY-BACK REQUEST"), given within fifteen (15) business days following the receipt by such Holder of any such written notice (which direction shall specify the number of Shares intended to be disposed of by such Holder), the Company shall include in such registration statement (a "PIGGY-BACK REGISTRATION," and collectively with a Demand Registration, a "REGISTRATION"), subject to the provisions of Section 2.2 hereof, such number of Shares as shall be set forth in such Piggy-Back Request.

         (b) In the event that the Company proposes to register Shares in connection with an underwritten offering and a nationally recognized independent investment banking firm selected by the Company to act as managing underwriter thereof reasonably and in good faith shall have advised the Company, any Holder or any Other Holder intending to offer such Shares in a secondary offering or combined offering in writing that, in its opinion, the inclusion in the registration statement of some or all of the Shares sought to be registered by such Holder or Other Holder creates a substantial risk that the price per share of Common Stock that the Company, the Holder or the Other Holder will derive from such registration will be adversely affected or that the number of Shares sought to be registered is a greater number than can reasonably be sold, the Company shall include in such registration statement such number of Shares as the Company, such Holder and Other Holder are so advised can be sold in such offering without such an effect (the "MAXIMUM NUMBER") as follows and in the following order or priority: (A) FIRST, such number of Shares as the Company intended to be registered and sold by the Company and (B) SECOND, in the case of a secondary offering or a combined offering and if and to the extent that the number of Shares to be registered under clause (A) is less than the Maximum Number, such number of Shares as the Holder and any Other Holder shall have intended to register which, when added to the number of Shares to be registered under clause (a), is less than or equal to the Maximum Number; PROVIDED THAT, if such number exceeds the Maximum Number, the Shares of the Holder and such Other Holders will be excluded on a PRO RATA basis, except as may be agreed to among the Holders and Other Holders.

         (c) No Piggy-Back Registration effected under this Section 2.2 shall be deemed to have been effected pursuant to Section 2.1 hereof or shall release the Company of its obligations to effect any Demand Registration upon request as provided under Section 2.1 hereof.

         (d) Notwithstanding any request under this Section 2.2, any Holder may elect in writing to withdraw its request for inclusion of its Shares in any registration statement PROVIDED, HOWEVER, that (i) such request must be made in writing prior to the execution of the underwriting agreement with respect to such registration and (ii) such withdrawal shall be irrevocable and, after making such withdrawal, the Holder shall no longer have any right to include Shares in the registration as to which such withdrawal was made.

         (e) If, at any time after giving written notice of its intention to register any Shares and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such Shares, the Company may, at its election, give written notice of such determination to all Holders of record of Shares and (i) in the case of a determination not to register, shall be relieved of its obligation to register any Shares in connection with such abandoned registration, without prejudice, however, to the rights of the Holders under Section 2.1 and (ii) in the case of a determination to delay such registration of the Company's Shares, shall be permitted to delay the registration of such Shares for the same period as the delay in registering such other Shares.

         (f) If, as a result of the proration provisions of this Section 2.2, any Holder shall not be entitled to include all Shares in a registration that such Holder has requested to be included, such Holder may elect to withdraw his request to include his Shares in such registration or may reduce the number requested to be included, PROVIDED THAT the limitations in subsection (b) shall apply.

         Section 2.3. ADDITIONAL AGREEMENTS. Anything in this Agreement to the contrary notwithstanding, if at any time the Company shall obtain a written opinion of legal counsel reasonably satisfactory to PepsiCo and addressed to the Company and the Holders to the effect that the Shares may be publicly offered for sale in the United States by the Holders without restriction as to manner of sale and amount of securities sold and without registration or other restriction under the Securities Act, the Company shall no longer be obligated to file or maintain a registration statement with respect to the Shares pursuant to this Agreement. In such case, the Company shall issue to the Holders certificates representing the Shares without any legend restricting transfer and shall remove all stop transfer orders relating to the Shares.

         Section 2.4. REGISTRATION PROCEDURES. (a) In connection with each registration statement prepared pursuant to this Agreement, and in accordance with the intended method or methods of distribution of the Shares as described in such registration statement, the Company shall, as soon as reasonably practicable (and, in any event, subject to the terms of this Agreement, including, without limitation, Section 2.1(a), at or before the time required by applicable laws and regulations):

         (i) Prepare and file with the SEC a registration statement on an appropriate registration form of the SEC, with respect to such Shares, which form shall be available for the sale of Shares in accordance with the intended methods of distribution thereof, and use its best efforts to cause such registration statement to become and remain effective promptly; PROVIDED THAT, before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the Holders and their counsel, and the sales or placement agent or agents, if any, for the Shares and the managing underwriter or underwriters, if any, draft copies of all such documents proposed to be filed at least seven (7) days prior to such filing, which documents will be subject to the reasonable review of the Holders, the sales or placement agent or agents, if any, for the Shares and the managing underwriter or underwriters, if any, and their respective agents and representatives and (x) the Company will not include in any registration statement information concerning or relating to any Holder to which PepsiCo shall reasonably object in writing (unless the inclusion of such information is required by applicable law or the regulations of any securities exchange to which the Company may be subject), and (y) the Company will not file any Demand Registration or amendment thereto or any prospectus or any supplement thereto to which PepsiCo shall reasonably object in writing;

         (ii) Furnish without charge to each Holder, the sales or placement agent or agents, if any, and the managing underwriter or underwriters, if any, such reasonable


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

number of copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits), such number of copies of the summary, preliminary, final, amended or supplemented prospectuses included in such registration statement in conformity with the requirements of the Securities Act and any regulations promulgated thereunder and (upon the reasonable request by such Holder), any documents incorporated therein by reference and such other documents as such Holder may reasonably request in order to facilitate the public sale or other disposition of such Shares (the Company hereby consenting to the use in accordance with all applicable law of the prospectus or any amendment or supplement thereto by each Holder in connection with the offering and sale of the Shares covered by the prospectus or any amendment or supplement thereto);

         (iii) Use its best efforts to keep such registration statement effective for at least 180 days, which time shall be extended by the aggregate number of days of all Blackout Periods occurring during such registration (the "EFFECTIVE PERIOD"); prepare and file with the SEC such amendments, post-effective amendments and supplements to the registration statement and the prospectus as may be necessary to maintain the effectiveness of the registration for the Effective Period and to cause the prospectus (and any amendments or supplements thereto) to be filed pursuant to Rules 424 and 430A under the Securities Act and/or any successor rules that may be adopted by the SEC, as such rules may be amended from time to time; and comply with the provisions of the Securities Act with respect to the disposition of all Shares covered by such registration statement during the applicable period in accordance with the intended method or methods of distribution thereof, as specified in writing by the Holders;

         (iv) Except during any Blackout Period, make available for inspection by the Holders or by any underwriter, attorney, accountant or other agent retained by the Holders (collectively, the "INSPECTORS") financial and other records and pertinent corporate documents of the Company (collectively, the "RECORDS"), provide the Inspectors with opportunities to discuss the business of the Company with its officers and provide opportunities to discuss the business of the Company with the independent public accountants who have certified its most recent annual financial statements, in each case to the extent customary for transactions of the size and type intended, as specified by the Holders, but only to the extent reasonably necessary to enable the Holders or any underwriter retained by the Holders to conduct a "reasonable investigation" for purposes of
Section 11(a) of the Securities Act. Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspector unless (A) the disclosure of such Records is necessary to avoid or correct a misstatement of a material fact or omission to state a material fact in the Registration, (B) the disclosure of such Records is required by any court or governmental body with jurisdiction over the Holders or Inspector or (C) all of the information contained in such Records has been made generally available to the public. Each of the Holders agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction or by any governmental body, promptly give prior notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of those Records deemed confidential;

         (v) If requested by any Holder, promptly incorporate in a prospectus, prospectus supplement or post-effective amendment, such information as such Holder reasonably specifies should be included therein, including, without limitation, information relating to the planned distribution of Shares, the number of Shares being sold by such Holder, the name and description of such Holder, the offering price of such Shares and any discount, the names of the underwriters, commission or other compensation payable in respect of the Shares being sold, the purchase price being paid therefor to such Holder and information with respect to any other terms of the underwritten offering of the Shares to be sold in such offering, except to the extent that the Company is advised in a written opinion of outside counsel reasonably satisfactory to PepsiCo that the inclusion of such information is reasonably likely to violate applicable securities laws; and make all required filings of such prospectus, prospectus supplement or post-effective amendment promptly after notification of the matters to be incorporated in such prospectus, prospectus supplement or post-effective amendment;

         (vi) If requested by any Holder, use best efforts to participate in and assist with a "road show" and other customary marketing efforts in connection with the sale of Shares pursuant to such registration statement, at such times and in such manner as the Company and such Holder mutually may determine (and as do not unreasonably interfere with the Company's operations);

         (vii) Use its best efforts to register or qualify the Shares covered by such registration statement under such other securities or "blue sky" laws of such jurisdictions in the United States as the Holders shall reasonably request, keep such registrations or qualifications in effect for so long as the registration statement remains in effect, and do any and all other acts and things which may be reasonably necessary to enable the Holders or any underwriter to consummate the public sale or other disposition of the Shares in such jurisdictions; PROVIDED, HOWEVER, that in no event shall the Company be required to qualify to do business as a foreign corporation in any jurisdiction where it is not so qualified; to execute or file any general consent to service of process under the laws of any jurisdiction; to take any action that would subject it to service of process in suits other than those arising out of the offer and sale of the Shares covered by the registration statement; or to subject itself to taxation in any jurisdiction where it would not otherwise be obligated to do so, but for this paragraph (vii);

         (viii) Use its best efforts to cause the Shares to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Holders to consummate the public sale or other disposition of the Shares;

         (ix) Use its best efforts to cause all Shares covered by such registration statement to be approved for trading on a national interdealer quotation system or listed on the securities exchanges on which similar securities issued by the Company are then listed or traded;

         (x) Promptly notify each of the Holders, at any time when a prospectus relating to any of the Shares covered by such registration statement is required to be delivered under the Securities Act, of the Company's becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and, at the request of any Holder, promptly prepare and furnish to such Holder a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

         (xi) Promptly notify the Holders, the sales or placement agent or agents, if any, for the Shares and the managing underwriter or underwriters, if any, after becoming aware that the registration statement or any related prospectus or any amendment or supplement has been filed, and, with respect to the registration statement or any post-effective amendment, when the same has become effective, (A) of any request by the SEC for amendments or supplements to the registration statement or the related prospectus or for additional information, (B) of the issuance by the SEC of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose, (C) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation of any proceeding for such purpose or (D) within the Effective Period, of the happening of any event which makes any statement in the registration statement or any post-effective amendment thereto, prospectus or any amendment or supplement thereto, or any document incorporated therein by reference untrue in any material respect or which requires the making of any changes in the registration statement or post-effective amendment thereto or any prospectus or amendment or supplement thereto so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in light of the circumstances under which they were made) not misleading;

         (xii) During the Effective Period, use its best efforts to obtain the withdrawal of any order suspending the effectiveness of the registration statement or any post-effective amendment thereto;

         (xiii) Permit PepsiCo to participate in the preparation of such registration statement and all discussions between the Company and the SEC or its staff with respect to such registration statement, and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of PepsiCo should be included;

         (xiv) Deliver promptly to each Holder, upon such Holder's request, copies of all correspondence between the SEC and the Company, its counsel or auditors and all memoranda relating to discussions with the SEC or its staff with respect to the registration statement and permit the Holders to do such investigation, with respect to information contained in or omitted from the registration statement, as it deems reasonably necessary. Each of the Holders agrees that it will use its best efforts not to interfere unreasonably with the Company's business when conducting any such investigation;

         (xv) Provide a transfer agent and registrar for all such Shares covered by such registration statement not later than the effective date of such registration statement, which transfer agent and registrar may be the Company, subject to any applicable law or regulations;

         (xvi) Cooperate with the Holders and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing such Shares to be sold under the registration statement, which certificates shall not bear any restrictive legends except as required by law; and, in the case of an underwritten offering, enable such Shares to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, may request in writing at least two (2) business days prior to any sale of the Shares to the underwriters;

         (xvii) Enter into such agreements (including, if the offering is an underwritten offering, an underwriting agreement) as are customary in transactions of such kind and take such other actions as are reasonably necessary in connection therewith in order to expedite or facilitate the disposition of such Shares; and (A) make such representations and warranties with respect to the registration statement, post-effective amendment or supplement thereto, prospectus or any amendment or supplement thereto, and documents incorporated by reference, if any, to the managing underwriter or underwriters, if any, of the Shares and, at the option of any Holder, make to and for the benefit of such Holder the representations, warranties and covenants of the Company which are being made to the underwriters, in form, substance and scope as are customarily made by the Company in transactions of such kind (representations and warranties by the Other Holders shall also be made as are customary in agreements of that type); PROVIDED THAT the Company shall not be required to make any representations or warranties with respect to information specifically provided by Holders or Other Holders for inclusion in the registration documents; (B) obtain an opinion of counsel to the Company (which counsel may be internal counsel for the Company) in customary form and covering matters of the type customarily covered by such an opinion, addressed to such managing underwriter or underwriters, if any, and to the Holder and dated the date of the closing of the sale of the Shares relating thereto; (C) obtain a "comfort" letter or letters from the independent certified public accountants who have certified the Company's most recent audited financial statements that are incorporated by reference in the registration statement which is addressed to the Holder and the managing underwriter or underwriters, if any, and is dated the date of the prospectus used in connection with the offering of such Shares and/or the date of the closing of the sale of such Shares relating thereto, such letter or letters to be in customary form and covering such matters as are customarily covered by "comfort" letters of such type; (D) deliver such documents and certificates as may be reasonably requested by the Holders and the managing underwriter or underwriters, if any, to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company; and (E) undertake such obligations relating to expense reimbursement, indemnification and contribution as provided in Sections
2.5 and 2.6 hereof; and

         (xviii) (a) Comply with all applicable rules and regulations of the SEC and generally make available to its security holders an earnings statement (which need not be audited), as soon as reasonably practicable but in no event later than ninety (90) days after the end of the period of twelve (12) months commencing on the first day of any fiscal quarter next succeeding each sale by the Holders of Shares which have been registered pursuant to this Agreement (the "REGISTERED SHARES") after the date hereof, which earnings statement shall cover such twelve (12) month period and shall satisfy the provisions of Section 11(a) of the Securities Act and may be prepared in accordance with Rule 158 under the Securities Act.

         (b) In the event that the Company would be required, pursuant to
Section 2.4(a)(xi)(D) above, to notify the Holders, the sales or placement agent or agents, if any, for the Shares and the managing underwriter or underwriters, if any, thereof, the Company shall, subject to the provisions of Section 2.1(b) hereof, as promptly as practicable, prepare and furnish to each of the Holders, to each placement or sales agent, if any, and to each underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of Registered Shares, such prospectus shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Each of the Holders agrees that, upon receipt of any notice from the Company pursuant to Section 2.4(a)(xi)(D) hereof, such Holder shall, and shall use its best efforts to cause any sales or placement agent or agents for the Shares and the underwriters, if any, thereof, to forthwith discontinue disposition of the Shares until such person shall have received copies of such amended or supplemented prospectus and, if so directed by the Company, to destroy or to deliver to the Company all copies, other than permanent file copies, then in its possession of the prospectus (prior to such amendment or supplement) covering such Shares as soon as practicable after such Holder's receipt of such notice.

         (c) Each of the Holders shall furnish to the Company in writing such information regarding such Holder and its intended method of distribution of the Shares as the Company may from time to time reasonably request in writing, but only to the extent that such information is required in order for the Company to comply with its obligations under all applicable securities and other laws and to ensure that the prospectus relating to such Shares conforms to the applicable requirements of the Securities Act and the rules and regulations thereunder. Each of the Holders shall notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by such Holder to the Company or of the occurrence of any event, in either case as a result of which any prospectus relating to the Shares contains or would contain an untrue statement of a material fact regarding such Holder or its intended method of distribution of such Shares or omits to state any material fact regarding such Holder or its intended method of distribution of such Shares required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly furnish to the Company any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to such Holder or the distribution of the Shares, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (d) Each of the Holders agrees not to effect any public sale or distribution of any Shares, including any sale pursuant to Rule 144 under the Securities Act, and not to effect any such public sale or distribution of any other equity security of the Company or of any security convertible into or exchangeable or exercisable for any equity security of the Company (in each case, other than as part of such underwritten public offering) during the ten (10) days prior to, and during the ninety (90) day period (or such longer period as the Holders agree with the underwriter of such offering) beginning on, the consummation of any underwritten public offering of the Shares covered by a registration statement referred to in
Section 2.2 to the extent each such Holder's Registered Shares are being sold thereunder.

         (e) In the case of any registration under Section 2.1 pursuant to an underwritten offering, or in the case of a registration under Section 2.2, if the Company has determined to enter into an underwriting agreement in connection therewith, all Shares to be included in such registration shall be subject to such underwriting agreement and no person may participate in such registration unless such person agrees to sell such person's securities on the basis provided therein and completes and executes all questionnaires, indemnities, underwriting agreements and other documents (other than powers of attorney) which must be executed in connection therewith, and provides such other information to the Company or the underwriter as may be reasonably requested to register such person's Shares.

         Section 2.5. REGISTRATION EXPENSES. The Company agrees to bear and to pay, or cause to be paid, promptly upon request being made therefor, all expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation: (a) all fees and expenses in connection with the qualification of the Registered Shares for offering and sale under state securities or "blue sky" laws refereed to in Section 2.4(a)(vii) hereof, including reasonable fees and disbursements of counsel for any placement or sales agent or underwriter in connection with such qualifications, (b) all expenses relating to the preparation, printing, distribution and reproduction of the registration statement, each prospectus included therein or prepared for distribution pursuant hereto, each amendment or supplement to the foregoing, the certificates representing the shares and all other documents relating hereto,
(c) the costs and charges of any escrow agent, transfer agent, registrar, any custodian or attorney-in-fact appointed to act on behalf of the Holders (including, without limitation, all salaries and expenses of the Company's officers and employees performing legal or accounting duties), (d) fees, disbursements and expenses of the Company's counsel and its other advisors and experts and independent certified public accountants of the Company (including the expenses of any opinions or "comfort" letters required by or incident to such performance and compliance) and (e) the fees and expenses incurred in connection with the listing of the Shares on The New York Stock Exchange, Inc. and any other stock exchange or national securities exchange on which Shares shall at such time be listed (collectively, the "REGISTRATION EXPENSES"). To the extent that any Registration Expenses are incurred, assumed or paid by the Holders, any sales or placement agent or agents for the Shares and the underwriters, if any, thereof, the Company shall reimburse such person for the full amount of the Registration Expenses so incurred, assumed or paid promptly after receipt of a request therefor. The Holders shall pay all underwriting discounts and commissions and any capital gains, income or transfer taxes, if any, attributable to the sale of the Shares being registered.

         Section 2.6. INDEMNIFICATION; CONTRIBUTION. (a) INDEMNIFICATION BY THE COMPANY. The Company shall, and it hereby agrees to, indemnify and hold harmless each Holder,

PepsiCo, its directors, officers, employees and controlling persons, if any, against any losses, claims, damages or liabilities relating to the offer or sale of the Shares to which such Holder may become subject, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) (collectively, "CLAIMS") arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any registration statement, or any preliminary or final prospectus contained therein, or any amendment or supplement thereto, or any document incorporated by reference therein, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and the Company shall, and it hereby agrees to, reimburse each Holder or for any legal or other out-of-pocket expenses reasonably incurred by them in connection with investigating or defending any such Claims; PROVIDED, HOWEVER, that the Company shall not be liable to any such Holder in any such case to the extent that any such Claims arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, or preliminary or final prospectus, or amended or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by such Holder or any agent, underwriter or representative of such Holder expressly for use therein, or by such Holder's failure to furnish the Company, upon request, with the information with respect to such Holder, or any agent, underwriter or representative of such Holder, or such Holder's intended method of distribution, that is the subject of the untrue statement or omission or if the Company shall sustain the burden of proving that such Holder or such agent or underwriter sold securities to the person alleging such Claims without sending or giving, at or prior to the written confirmation of such sale, a copy of the applicable prospectus (excluding any documents incorporated by reference therein) or of the applicable prospectus, as then amended or supplemented (excluding any documents incorporated by reference therein), if the Company had previously furnished copies thereof to the such Holder or such agent or underwriter, and such prospectus corrected such untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement.

         (b) INDEMNIFICATION BY THE HOLDERS AND ANY AGENTS OR UNDERWRITERS. Each Holder shall, and hereby agrees to (i) indemnify and hold harmless the Company, its directors, officers, employees and controlling persons, if any, against any Claims to which the Company, its directors, officers, employees and controlling persons, if any, may become subject, insofar as such Claims (including any amounts paid in settlement as provided herein), or actions or proceedings in respect thereof, arise out of or are based upon an untrue statement of a material fact contained in such registration statement, or any preliminary or final prospectus contained therein, or any amendment or supplement thereto, or any document incorporated by reference therein, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Holder or any agent, underwriter or representative of such Holder, expressly for use therein, and (ii) reimburse the Company for any legal or other out-of-pocket expenses reasonably incurred by the Company in connection with investigating or defending any such Claim.

         (c) NOTICE OF CLAIMS, ETC. Promptly after receipt by an indemnified party under subsection (a) or (b) above of written notice of the commencement of any action or proceeding for which indemnification under subsection (a) or (b) may be requested, such indemnified party shall, without regard to whether a claim in respect thereof is to be made against an indemnifying party pursuant to the indemnification provisions of, or as contemplated by, this Section 2.6, notify such indemnifying party in writing of the commencement of such action or proceeding; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party in respect of such action or proceeding on account of the indemnification provisions of or contemplated by Section 2.6(a) or 2.6(b) hereof unless the indemnifying party was materially prejudiced by such failure of the indemnified party to give such notice, and in no event shall such omission relieve the indemnifying party from any other liability it may have to such indemnified party. In case any such action or proceeding shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, unless in the reasonable opinion of outside counsel to the indemnified party a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, such indemnifying party shall be entitled to participate therein and, to the extent that it shall determine, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party for any legal or any other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation (unless such indemnified party reasonably objects to such assumption on the grounds that there may be defenses available to it which are different from or in addition to the defenses available to such indemnifying party, in which event the indemnified party shall have the right to control its defense and shall be reimbursed by the indemnifying party for the expenses incurred in connection with retaining one separate counsel). If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel for each indemnified party with respect to such claim. The indemnifying party will not be subject to any liability for any settlement made without its consent, which consent shall not be unreasonably withheld or delayed.

         (d) PAYMENT. The indemnification required by this Section 2.6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

         (e) BENEFICIARIES OF INDEMNIFICATION. The obligations of the Company under this Section 2.6 shall be in addition to any liability that it may otherwise have and shall extend, upon the same terms and conditions, to each employee, officer, director and partner of each Holder, and each person, if any, who controls any Holder; and the obligations of each Holder contemplated by this
Section 2.6 shall be in addition to any liability that such Holder, or its respective agents or underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his consent, is named in any registration statement as about to become a director of the Company) and to each person, if any, who controls the Company within the meaning of the Securities Act.

         Section 2.7. UNDERWRITERS. If any of the Shares are to be sold pursuant to an underwritten offering, the investment banker or bankers and the managing underwriter or underwriters thereof shall be selected by the Company except in the case of a Demand Registration, in which the managing underwriter or underwriters shall be selected by the Holders, PROVIDED THAT such managing underwriter or underwriters must be of recognized national standing, and such underwriters' commissions shall be reasonably satisfactory to the Company.

         Section 2.8. EXCHANGE ACT FILINGS; RULE 144; RULE 144A. (a) The Company covenants to and with each Holder that to the extent it shall be required to do so under the Exchange Act, the Company shall timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including, but not limited to, the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144 adopted by the SEC under the Securities Act and the rules and regulations adopted by the SEC thereunder) and shall take such further action as the such Holder may reasonably request, all to the extent required from time to time to enable the Holders to sell Shares without registration under the Securities Act within the limitations of the exemption provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements.

         (b) If at any time the Company is not subject to Section 13 or 15(d) of the Exchange Act and is not exempt from reporting pursuant to Rule 12g3-2(b) under the Exchange Act, the Company agrees, upon the request of any Holder seeking to transfer Shares in conformity with Rule 144A under the Securities Act, to furnish to the such Holder or prospective purchaser of the Shares from such Holder the information required by Rule 144A(d)(4)(I) under the Securities Act in the manner and at the times contemplated by such Rule.

         (c) The Company covenants to make available "adequate current public information" concerning the Company within the meaning of Rule 144(c) under the Securities Act.

         Section 2.9. AGREEMENT OF THE HOLDERS. Each Holder agrees not to, and it shall cause its subsidiaries not to, make any sale, transfer or other disposition of Shares except in compliance with the registration requirements of the Securities Act and the rules and regulations thereunder and in accordance with the terms of this Agreement.

         Section 2.10. LEGENDS. (a) Stop transfer restrictions will be given to the Company's transfer agent(s) with respect to the Shares and will be placed on the certificates or instruments representing the Shares, and on any certificate or instrument delivered in substitution therefor, a legend stating in substance:

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS

         AMENDED (THE "SECURITIES ACT") AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO SUCH REGISTRATION OR IN ACCORDANCE WITH AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

         (b) The Company hereby agrees that it will cause stop transfer restrictions to be released with respect to any Shares that are transferred (i) pursuant to an effective registration statement under the Securities Act, (ii) pursuant to Rule 144 or 145 under the Securities Act, (iii) in accordance with the requirements of Rule 903 or 904 of Regulation S under the Securities Act, or
(iv) pursuant to another exemption from the registration requirements of the Securities Act; PROVIDED, HOWEVER, that in the case of any transfer pursuant to clause (ii), (iii) or (iv) above, the request for transfer is accompanied by a written statement signed by the Holder confirming compliance with the requirements of the relevant exemption from registration; and PROVIDED, FURTHER, that in the case of any transfer pursuant to clause (iv) above, other than any transfer by any Holder to one or more of PepsiCo's direct or indirect subsidiaries, or among such subsidiaries, or by any such subsidiary to PepsiCo, the Company shall have received a written opinion of counsel reasonably satisfactory to the Company. The Company further agrees that it will cause the legend described in subsection (a) of this Section 2.10 to be removed in the event of any transfer as provided in clause (I), (ii) or (iii) above.

                                   ARTICLE III

                                  MISCELLANEOUS

         Section 3.1. TERM OF AGREEMENT; TERMINATION. The term of this Agreement shall commence on the date hereof and shall terminate upon the expiration of the Demand Period, PROVIDED, HOWEVER, that the provisions of Section 2.6 of this Agreement shall survive its termination.

         Section 3.2. COMMON STOCK CONVERSIONS. The provisions of this Agreement shall apply to any and all shares of Common Stock now or hereafter owned by a Holder, including, without limitation, Shares held as the result of such Holder's conversion into Common Stock of (i) Class B common stock, par value $.01 per share, of the Company, or (ii) Membership Interests in Bottling Group, LLC, or any successor thereto.

         Section 3.3. RECAPITALIZATIONS, EXCHANGES, ETC. AFFECTING THE SHARES. The provisions of this Agreement shall apply to any and all shares of capital stock of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for, or in substitution of the Shares, by reason of a stock dividend, stock split, stock issuance, reverse stock split, combination, recapitalization, reclassification, merger, consolidation or otherwise. Upon the occurrence of any such event, amounts hereunder shall be appropriately adjusted.

         Section 3.4. OTHER COMPANY SECURITIES. The provisions of this Agreement shall apply MUTATIS MUTANDIS to any publicly traded security of the Company, other than the

Common Stock, which may be owned by the Holders from time to time during the Demand Period.

         Section 3.5. AMENDMENT. This Agreement may not be amended except by a written instrument, duly executed by the Company and PepsiCo.

         Section 3.6. NOTICES. Except as otherwise provided in this Agreement, all notices, requests, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, when delivered personally or by courier, three days after being deposited in the mail (registered or certified mail, postage prepaid, return receipt requested), or when received by facsimile transmission if promptly confirmed by one of the foregoing means, as follows:

         IF TO THE COMPANY:

         The Pepsi Bottling Group, Inc.
         One Pepsi Way
         Somers, NY  10589-2201

         Attention:   General Counsel

         IF TO THE HOLDERS:

         PepsiCo, Inc.
         700 Anderson Hill Road
         Purchase, NY  10577-1444

         Attention:   General Counsel

         Section 3.7. INTEGRATION. This Agreement and the other writings referred to herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to its subject matter other than those expressly set forth or referred to herein.

         Section 3.8. BINDING EFFECT; BENEFIT. This Agreement shall inure to the benefit of and be binding upon the parties hereto, and their respective successors and permitted assigns. Nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto, and their respective successors and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

         Section 3.9. ASSIGNABILITY. Except for (i) any assignment by any Holder to any other direct or indirect subsidiary of PepsiCo, or (ii) any subsequent assignments among such direct or indirect subsidiaries, this Agreement shall not be assignable by any party hereto.

         Section 3.10. COUNTERPARTS. This Agreement may be executed by the parties hereto in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         Section 3.11. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the laws of New York without giving effect to principles of conflicts of law.

         Section 3.12. SEVERABILITY. In the event any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired, and such unreasonable, unlawful or unenforceable provision shall be interpreted, revised or applied in the manner that renders it lawful and enforceable to the fullest extent possible under law.

         IN WITNESS WHEREOF, the parties named below have hereto signed this Agreement as of the day and year first above written.

                                             PepsiCo, Inc.



                                             By
                                               ---------------------------------
                                             Name:
                                             Title:


                                             The Pepsi Bottling Group, Inc.



                                             By
                                               ---------------------------------
                                             Name:
                                             Title: